Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Senior Executive Vice President and Chief Financial and Administrative Officer of The TJX Companies, Inc. (the “Company”), does hereby certify that to my knowledge:
1.	the Company’s Form 10-Q for the fiscal quarter ended April 28, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Company’s Form 10-Q for the fiscal quarter ended April 28, 2007 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey G. Naylor

Name:	Jeffrey G. Naylor
Title:	Senior Executive Vice President and
Chief Financial and Administrative Officer
Dated: June 7, 2007